UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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LIBERTY OILFIELD SERVICES INC.

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Important Information

On September 1, 2020, Liberty Oilfield Services Inc., a Delaware corporation (the “Company”), held a conference call regarding the transactions contemplated by that certain Master Transaction Agreement, dated as of August 31, 2020, by and among Schlumberger Technology Corporation, a Texas corporation, Schlumberger Canada Limited, a corporation organized pursuant to the laws of the Province of Alberta, Liberty Oilfield Services New HoldCo LLC, Delaware limited liability company, LOS Canada Operations Inc., a British Columbia corporation, and the Company (collectively, the “Transaction”). A copy of the transcript of this conference call is filed herewith pursuant to Rule 14a-12.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including but not limited to: the ability of the parties to consummate the Transaction in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure required regulatory approvals in a timely manner or at all, and approval by the Company’s stockholders; the possibility of litigation (including related to the Transaction itself); and other risks described in the Company’s SEC filings. The Company does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

Additional Information and Where to Find it

In connection with the Transaction, the Company will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, the Company may also file other relevant documents with the SEC regarding the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company at its website, www.libertyfrac.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by directing such request to the Company, to the attention of the Investor Relations, 950 17th Street, Suite 2400 Denver, Colorado 80202.

Participants in the Solicitation

The Company and its respective directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and executive officers by reading the Company’s definitive proxy statement on Schedule 14A, which was filed with the SEC on March 10, 2020. Additional information regarding potential participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available.

Raw Transcript 01-Sep-2020 Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call Total Pages: 25 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

CORPORATE PARTICIPANTS

Christopher A. Wright
Chairman & Chief Executive Officer, Liberty Oilfield Services, Inc.

Ron Gusek
President, Liberty Oilfield Services, Inc.

Michael Stock
Chief Financial Officer & Treasurer, Liberty Oilfield Services, Inc.

OTHER PARTICIPANTS

James West
Analyst, Evercore ISI

Sean C. Meakim
Analyst, JPMorgan Securities LLC

Chase Mulvehill
Analyst, BofA Securities, Inc.

MANAGEMENT DISCUSSION SECTION

Operator: Good morning and welcome to the Liberty – Liberty's conference call to discuss the transaction announced today by Liberty and Schlumberger. All participants will be in a listen-only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. Please note this event is being recorded.

Some of our comments today may include forward-looking statements, reflecting the company's view about future prospects, revenues, expenses or profits. These matters involve risks and uncertainties that can cause actual results to differ materially from our forward-looking statements. These statements reflect the company's beliefs based on current conditions that are subject to the certain risks and uncertainties that are detailed in the company's earnings release and other public filings.

Our comments today also include non-GAAP financial and operational measures. These non-GAAP measures, including EBITDA, adjusted EBITDA and Pre-Tax Return on Capital Employed, are not a substitute for GAAP measures and may not be comparable to similar measures of other companies. A reconciliation of net income to EBITDA and adjusted EBITDA and the calculation of Pre-Tax Return on Capital Employed as discussed on this call are presented in the company's earnings release, which is available on its website.

I would now like to turn the conference over to Liberty's CEO, Chris Wright. Please go ahead.

Christopher A. Wright
Chairman & Chief Executive Officer, Liberty Oilfield Services, Inc.

Good morning. This is a landmark day for Liberty and our industry. Liberty is acquiring via in all-stock transaction Schlumberger 00:01:48 [indiscernible] US and Canada onshore pressure pumping business. This transaction more than double Liberty's horsepower, marks our entry into [indiscernible] basin, increases our vertical integration with two state-of-the-art Permian sand mines totaling 8 million tonnes per annum of combined capacity

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Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 as a top-notch plug improved wireline business, world-class technology and knowhow, together with a talented team of individuals. The COVID pandemic has thrown the world for a loop, bringing serious threats to our industry. But these dark hours are most fertile for opportunity. I want to again thank everyone in the Liberty family for your commitment, courage and sacrifice through the most disruptive times I’ve ever seen for our industry. These times shall pass. Technology has always been central to Liberty and we are thrilled to now at an extensive intellectual property portfolio with over 400 patents together with a new technology alliance agreement between Liberty and Schlumberger for future technical collaboration and access to technology portfolios. All of this in the interest of making our company and industry better, stronger and cleaner. We are supercharging Liberty on our mission, our dream to build the best frac company period. This transaction is a win for all our stakeholders, not only our shareholders, but importantly, our customers, our partners and the Liberty family, a big win for Schlumberger as well. We’ve always said that our primary focus is organic growth. To build from the ground up, a different company with true competitive advantages. Any acquisition would have to be truly compelling and consisted with Liberty culture and vision. These opportunities are rare. This is one of those rare opportunities. We are very excited about the value that this deal will create. Not only does this deal increase our scale, technical prowess, geographic diversity and vertical integration, it is also significantly accretive on all key metrics, EBITDA, free cash flow and earnings power per share. Integrating these two proud teams presents a significant challenge. However, it is one that we have successfully faced before. We learned a lot of lessons from our acquisition of Sanjel’s assets, in the depths of the last downturn when we tripled the size of our company in 18 months. The key is getting everyone rolling in the same direction in pursuit of a clearly defined and truly worthwhile goal, building something special. Our timely and successful Sanjel acquisition was rewarded by outsized Liberty returns on capital in the years that followed. Our world, industry and customers are today facing significant challenges, Liberty is all in working with our customers to navigate and thrive during these challenging times. This transaction will not only strengthen Liberty it will also bring sizable benefits to our customers, we have more rapid technology advancement and deployment, greater scale and base and diversity and improved service quality. Moving beyond our opinions, I want to share data from Kimberlite, an independent industry research firm that extensively pulled E&P frac customers across North America. Their 2020 frac industry report was recently released and again showed Liberty ranked number one in quality in the eyes of North American EMPs. Among the operators who viewed technology as critical to their decisions, Liberty technology was viewed as number one and Schlumberger was ranked at close third with fourth place miles behind, bringing our strong technology portfolio together matters a lot because both Liberty and Schlumberger have customer profiles weighted towards technology embracing leading players who demand top tier service providers. Yet surprisingly, we have relatively little customer overlap, another real plus for this transaction. I will take this time to announce one other small, but exciting technology acquisition that Liberty made nearly two years ago, ST9. We saw in ST9 a dynamic team with exceptional talent in equipment design and a great cultural fit. Our goal is to incubate technology via many avenues within Liberty, in partnership with our customers, in partnership with our suppliers and sometimes with small startups. ST9 was a small startup in which we saw tremendous potential. Together, we have been driving rapid innovation in fluid-ends, power-ends, valves and fits and with next generation frac lease, tier 4 DGB and electric. We believe that DG frac will be a true game changer in electro frac lease performance, cost, reliability 3 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 and delivering lower emissions. We are excited to Schlumberger robust field proven electric backside, meaning blender hydration unit, together with DG frac pumps to bring a real step change to ease lease. Most operators are signaling maintenance CapEx or flat production profile in 2021 versus year-end 2020 exit production rate. This implies significant growth in frac activity from today’s depressed levels to reaching around 200 active frac fleets sometime in 2021, even modest production growth in 2022 or 2023 would require more than 200 active frac fleets. We expect that strong free cash flow and investment returns in the years ahead, even though active fleets likely remain far below the peak of over 400 fleets running in 2018. I’m now going to turn the call over to Ron to elaborate a bit more on the deal and our forward plans Ron Gusek President, Liberty Oilfield Services, Inc. Thank you, Chris. The addition of the Schlumberger OneStim organization represents a more than doubling in the scale for Liberty. Included in the acquisition are the entire North American frac asset base together with associated technology several complementary businesses and the associated own real estate. I will provide some detail on each of these various components. As you can see from the map included in our IR debt released this morning the operations of Liberty and OneStim share some common basins including the Bakken, the Permian, and the Eagle Ford. We will also add some new basins, the Haynesville, the Mid-Con and Canada and pump down perforating wireline operations in the Marcellus Utica. The transaction included the owned real estate associated with these operations consisting of 20 facilities and two Permian sand mines. Liberty will serve a broader range of customers including most of the majors and large independents as well as a long list of small and mid-sized players. large independents, as well as a long list of small and mid-size players. Since our early days, Liberty has been recognized as a technology leader in hydraulic fracturing. OneStim adds a significant depth and breadth to those capabilities. The combined company offers an unrivaled technology platform with a portfolio of almost 500 patents, industry leading expertise in big data analytics, frac and reservoir simulation and real time analysis, combined with advanced equipment monitoring and automation. These enhanced capabilities will deliver immediate benefit to our customers and form the foundation for continued advancements to deliver operational efficiency improvements, reduced emissions and further optimization of completions design. Liberty and Schlumberger will have an ongoing technology development partnership in the form of an alliance agreement. This agreement will provide for future collaboration and access to the company’s technology portfolios. We are excited about this partnership and the opportunities it provides, such as access to the Schlumberger digital platform and there are many other areas of service and subsurface expertise. The Schlumberger OneStim fleet consists of 3.5 million horsepower, of which 2.5 million has run in the last year. 1 million horsepower effectively the previous Weatherford equipment is to be permanently retired. Of the remaining 2.5 million, we will maintain 1.25 million horsepower ready to run, including four fleets of Tier 4 equipment, with the remainder being Tier 2. The other 1.25 million horsepower will provide optionality in the form of redundancy or capitalized maintenance savings. The Schlumberger and team has done significant work in onsite automation that will be very complementary to the work we at Liberty have been doing. Automated pressure testing, pump control, process trailer operation, sand handling and pump down operations, delivering improved accuracy, efficiency and utilization of personnel while reducing maintenance costs through optimized equipment operation. A focus on reducing the environmental 4 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 impact of frac operations has been a core tenant of Liberty since our inception. We have been at the forefront in the deployment of next-generation technology including dual-fuel fleet, containerized sand, the Liberty Quiet Fleet and most recently Tier IV DGB fleet. In parallel to this journey is electric frac cleans. Through our ST9 platform, we have been developing digiFrac, an E-fleet option that is as capital efficient and operationally efficient as our current fleets and an industry-leading emissions profile. We expect to launch digiFrac in 2021. The OneStim acquisition has proven electric backside and controls through their fully electric process trailer, a single unit combining the capabilities of a traditional blender and hydration unit, powered by generators, driven by natural gas reciprocating engines. We expect to offer the widest range of clean emissions fleets to the market. Liberty is first and foremost a frac company. However, we have always believed that select business verticals, key to the frac supply chain or complementary to the execution of frac services would be beneficial additions to the Liberty platform. Our first step down this road with the addition of ST9. This innovative team of individuals brought unrivaled expertise in pump design and manufacturing to the Liberty family ensuring access to leading technology at an extremely competitive price. Schlumberger OneStim takes us further down this road with the addition of 8 million tons of Permian sand Schlumberger OneStim takes us further down this road with the addition of 8 million tons of Permian sand capacity consisting of both 470 and 100 mesh to our portfolio. Together, these mines represent approximately 10% of nameplate capacity in the basin. This addition provides flexibility in our sourcing strategy for our frac fleets and an opportunity to develop relationships with the E&P companies for whom we don’t currently provide frac services. We will also add 60 pumpdown perforating wireline units, which naturally integrate into the daily operations of frac services. Wireline is a leading cause of downtime on a frac location and we view this as a strong opportunity to drive further efficiency improvement on frac locations. We are excited to welcome the OneStim team, approximately 1,000 people strong to the Liberty family. We believe that together we will offer a platform delivering industry-leading technology and service. We will be embarking on a road trip starting this afternoon to visit each of the Schlumberger OneStim field camps over the next two weeks. This will give us a chance to meet the team and share a little about Liberty and who we are. The integration of the OneStim assets into the Liberty portfolio will be a significant undertaking, but, one, we will work through methodically leading on our experience from the Sanjel integration. Both companies are recognized for their capabilities and our goal is to take the best from both worlds and bring them together. The end goal is clear, a complete fleet of plug and play equipment that ensures any asset can be deployed to any district and any employee can run that asset. I will now turn the call over to Michael to discuss some of the transaction details and the roadmap through closing Michael Stock Chief Financial Officer & Treasurer, Liberty Oilfield Services, Inc. Thanks, Ron. Good morning, everyone. This is an exciting day in Liberty’s journey. Schlumberger is contributing its OneStim North American pressure pumping business to Liberty in exchange for a 37% equity interest in Liberty. As Chris and Ron have described in detail, our acquisition of the OneStim assets will include the frac, pumpdown perforating wireline and Permian sand mining business units, as well as an extensive technology portfolio and a significant owned real estate footprint, with approximately 1.5 million square foot of facilities and 600 acres of land. This is an old stock transaction which issues a cash-free, debt-free balance sheet with a target dropdown company closing and minimum working capital requirements. No cash or debt will be used to fund this transaction. As a result of the transaction, Liberty will become the third largest oilfield services company in North America by revenue. On the pro forma basis in 2019, our combined revenues would have been $5.2 billion and adjusted 5 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 EBITDA would have been $664 million, including day one synergies of approximately $125 million, which improved primarily the elimination of Schlumberger OneStim corporate G&A expenses. Our already strong balance sheet will be improved by this transaction, with no need debt and a substantially larger asset base. The transaction is accretive on all of the relevant 2019 pro forma metrics, revenue per share, adjusted EBITDA per share and free cash flow per share. All these metrics would have shown over 50% accretion in 2019. This does not include any of the future synergies that are significant. These include the revenue synergies driven by both geographic expansion and a complementary customer base, the uplift in frac deficiency that is part of Liberty’s DNA and the future integration of the pumpdown perforating wireline business. The cost savings is driven by the expansion of Liberty’s capital light manufacturing technology across the OneStim fleet, supply chain, cost reductions from scale and the integration of the Permian sand mines and much more. As historical commitment to delivering superior returns is evident by an average cash return on capital invested of 27% over our eight-year entire history, which is significantly above the average return for the S&P 500. We have achieved these returns while maintaining a strong balance sheet. This has enabled us to execute on this exciting opportunity and consolidate a sizable technology savvy freight company into Liberty. Liberty is known for disciplined organic growth, but part of our history of delivering strong shareholder returns is our ability to make key strategic acquisitions at times of market dislocations. We make investments based on the lanes of increasing shareholder returns. And it is tough to look at the short-term earnings in the market today which is so drastically affected by the COVID-19 pandemic. Looking forward, the question is what does the mid-cycle look like. 2019 was already a challenging year in the energy industry. And the pro forma metrics are very attractive when you look at the combined company. So let’s look at the future conservatively. A combined pro forma market share for the two companies has averaged 20% for the last three years, a very modest oil and gas production growth from the position exiting 2020 would require 200 to 250 frac fleets in North America. When you look at that level of demand coupled with our historical market share and profitability levels, it was just a considerable level of earnings power. In summary, we believe this is a value creating transaction with a strong returns build to competitively advantage world-class company in the energy sector and is highly investable across all industries. The quality and breadth of service, economies of scale, profitability potential and cash flow generation 00:19:45 up front and [indiscernible] in the next phase of the 00:19:48 [ph] shareholder revolution. And with that, I will turn the call back to Chris Christopher A. Wright Chairman & Chief Executive Officer, Liberty Oilfield Services, Inc. Look, Schlumberger is the world class company. We are thrilled to bring together these portfolios. I will now turn the call back to the operator for questions. 6 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

QUESTION AND ANSWER SECTION

Operator: Thank you. We will now begin the question-and-answer session. [Operator Instructions] Today's first question comes from James West at Evercore. Please go ahead.

James West
Analyst, Evercore ISI

Q

Hey, good morning, guys, and congratulations.

A

Thanks, James.

A

Good morning, James.

James West
Analyst, Evercore ISI

Q

So given that, Chris that Schlumberger has been restructuring OneStim in the North American business for a good period of time now, does this allow you to as you close this transaction to essentially integrate the business faster than say a normal M&A transaction would be?

A

Absolutely, a long time in a market businesses are smaller and when you say Schlumberger actively been working on, making the company lean and ready for whatever it's an adventurous, but, yes, I would say...

James West
Analyst, Evercore ISI

Q

Right.

A

... it's a mean the easier deal that a wholly independent business.

James West
Analyst, Evercore ISI

Q

Okay. Okay. Great. And then a follow up from me on my return side you guys have always had an issue with your returns with Schlumberger. We know a little bit about the North American margins and they were lower than their global margins suggesting the returns were lower over the last couple of years. Is this given that we don't have all

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Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

the numbers here, we're going to have some more today of course, but is this return to – is this consolidation returns accretive initially or does it have to involve a lot of the integration process?

A

I think our belief is this will be accretive right away. Right away.

Q

Okay. Good.

A

Look, their reputation among customers and performance has been well, so I think combining what's been a strong performing team with the focus on frack and the focus on efficiency I think that together, yeah, I think you'll see accretion right away.

Q

Okay. Congrats again.

A

Thanks, James.

Operator: And our next question today comes from Sean Meakim with JPMorgan. Please go ahead.

Sean C. Meakim
Analyst, JPMorgan Securities LLC

Q

Thank you. Hey. Good morning.

A

Good morning, Sean.

Sean C. Meakim
Analyst, JPMorgan Securities LLC

Q

So congrats on the transaction. Chris, Liberty has one of the youngest fleets in the industry and so of course you're going to keep the best equipment running from Schlumberger [ph] overtire the worst, what's in the middle will help you lower maintenance capital, could you maybe quantify to some degree the useful life of the horsepower of those different buckets? And on the one hand how much upfront capital will take to [ph] libertize the active fleet versus how much you think you can extract from the balance in terms of maintenance cost savings?

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Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 A You bet, Sean, first of all there’s four fleets that are tier 4 engines so those are very new and in high demand today. And then, yeah, look into a wide portfolio so there is a range of age and life expectancy last it all – I’ll let – I’ll allow Michael to elaborate on that a little bit. . Michael Stock A Chief Financial Officer & Treasurer, Liberty Oilfield Services, Inc. Right. Yeah. So possibly the early problems is some of that equipment maybe a little older, Sean, Schlumberger has been a good amount of money and a good amount of time post the last downturn. On an upgrade cycles I’ve got some very, very good equipment that they – that whereas the [indiscernible] (00:23:34) and the traders maybe reasonably old, everything about that has been completely refurbished. So it’s some good equipment there. Yeah the utilization yeah, I think this is something that will be Ron and the team will be we’re working through in detail, but they – of all of that will be sort of yeah less than $10 million a fleet, but yeah, it will depend on what changes we exactly made. So we’ll have some more details of that probably look for that maybe sort of like at the end of the year in our call. And then you’ve got a reasonable amount of we think of the 1.25 million horsepower that we use this backup and to make sure that we can service all the clients that we need to during this period of time while we’re rolling fleets into the Liberty to make sure it a standard. And then, yeah, as you say, it’s – there is an offset to capitalize maintenance but that it is somewhere in the north of $50 million and probably less than $100 million over that sort of a three year period. . Q Got it. Yeah, that’s a helpful framework. I appreciate that. And then, maybe could we just talk about some of the ancillary pieces that come along with this transaction that they’re not insignificant. So just to think about how you all thought about the valuation of the pumped down assets the sand mine as well as just the technology partnership, could you maybe just talk about how that fits into the framework of ultimately how the deal got constructed. . A Yes Sean that technology aspect is huge look we’re not frequent acquirers obviously but it doesn’t mean we’re not frequently looking at opportunities and what’s out there this technology portfolio is just yeah just truly exceptional. So I say that’s a huge part of the interest and we do pump down at Liberty already range but not the wireline not the plug and perf of that operation. So look yeah that’s a legacy expertise and Schlumberger wireline operations. These are cutting edge greaseless with wireline units that is perform well but obviously we’ve been on the field together with them over the years, so we’re happy to as Ron said, that – that’s a big part of downtime in frac operations it’s just issues of Y-o-Y sort of bring that in-house, we think is upside in Room 2 to drive efficiencies. Sand mines, obviously the sand business right now is in a very bad place, but supply and demand works. So, capacity is shrinking there. We don’t know what timeframe the dynamics of the sand market change and in fact they were key to any decisions or evaluation here. These are two truly world-class mines that have been – that are new, that are fantastic and I think that capacity from those mines, the optionality for our own supply chain for selling directly to customers, we’re quite excited about. . 9 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 Q All right. Great. Thank you. . A Thanks, Sean. . A Thanks, Sean. . Operator: And our next question today comes from John Daniel with Daniel Energy Partners. Please go ahead. . Q Hi, guys. Great to see a deal get done. Just sort of two questions here on the vertical integration. Chris, what portion of your spend would you expect to go towards the vertically owned businesses versus third – other third-party vendors. . A Yeah. That’s really, in fact we’re working on that while that’s really a little too early to say and probably a little – some of the sands will depend on the optionality and how the dislocations of the current sand market turn out as we go forward. And again I think one of the things we look forward to is that we’re again moving our capital light manufacturing and taking some costs out of the maintenance costs across the whole fleet, I think, will be a good addition to returns. . A We buy sand all over the country. I think the sand companies will still like Liberty. Again, we’ll still be a large customer for the broader sand business. . Q Fair enough. And then .. Q Fair enough. And then did you frac – can you guys just speak to, I don’t know you even have a number yet, but just sort of what your [indiscernible] (00:27:42) what you think the scale of that might be in 2021? . 10 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

A

Yeah. Too early to say that John. We're in dialogue with customers. We had them for a while. We're still obviously in the development or late development effort of the technology. So, yeah I'd say too early to say. But the system as a whole that we're quite excited about. I suggest that we're quite excited about it and there're significant interest in it. But the speed which at which is deploys depends on a lot of things and I would say too early to say anything on that.

Q

Okay.

A

I would say just one point. As with everything we do when we look at investing capital, it's always been on the return profile. And that's a significant portion we'll see with the market, the return profile market for new businesses.

Q

Okay.

A

Okay.

A

And just one final one from me a number of question here on. The $125 million in savings that you are getting, is that all G&A related or it seem – that would seem pretty high given that you're G&A is $90 million a year as a company?

A

John, I think what you've got to look at it you're going to have to look at it when it comes from the proxy statement...

Q

Okay.

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Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 A .you’ve got to realize that this is a very – a company that has sort of a wide portfolio and a wide platform. So really what we’re doing is relating back to the numbers that are going to be in the proxy there for that one. It doesn’t relate necessarily to the cost [indiscernible] (00:29:15) cost of running Liberty. I will say one of the things we’re excited about is we’re expanding the business significantly. And it doesn’t have to be a – the same level of G&A expansion to support that. . Q Yeah, Just feel like they’re a bit bloated. That’s all my personal opinion. Okay. Good luck, guys. Good job. . A Thanks John, and take care. . Operator: And our next question today comes from Dave Anderson of Barclays. Please go ahead. . Q Hi good morning. Just a question on the status of the Schlumberger fleet as of now. So as of last end of 2019 on that 1.25 that’s operational Schlumberger so they went down to 10 to 12 fleets were operating. Just curious if you could update us as to the status of that today and the 10 to 12 fleets that they had basically staffed up to all of those employees come over to Liberty is that kind of how this typically works or will you be staffing up that on your own. . A No I think we will – the active fleets that are running with customers which means they’re doing a good job and customers like them those will come over absolutely. If you look the activity decline in the market got very rough at the end of fourth quarter I think Schlumberger widely pulled back capacity market got better in Q1 and it’s still fell off a cliff. So their profile have been somewhat [ph] harsh if you are a disciplined player in the business of frac or now the activity of frac you were very quiet in May and June. And we see a rebound going on now and it’s slow and steady but both our – their activity and our activity are rebounding. . Q So if -0 So Chris if I look back at it say a year ago your EBITDA per fleet numbers were among the best in the industry which obviously makes sense concerning your operations. Schlumberger well they never really gave us the numbers we had at least a decent sense that they were doing more kind of EBITDA per fleet more on the Tier 2 players. So obviously that delta and bringing them up to where you guys are that’s a big driver of this deal I’m sure in your mind. And you did this already once with Sanjel. So from what you can tell how long do you think that 12 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 takes to get up there and is there – there is not really a secret sauce. I mean I know we’re talking about Libertizing, but what does it really take to get it up there and how long do you think it takes? . A It takes time. It’s a process, right, because it’s both the equipment standardization, there’s an equipment Libertization and I would say even bigger than that is people and procedures and it is – it’s a process. . Q Yeah. . A I would say that’s a – yeah, I shouldn’t give a timeframe, but it takes many months. . Q It’s not overnight anyways. So I’m sorry. And just one last one if I – if it’s okay to squeeze one in. The one . . A I can [indiscernible] a little color on that one. . Q Please. Thanks. . A One of the things when you look at the independent third party data, if you look at the sort of the efficiency of the Schlumberger operating teams. It is above the average operating sort of efficiency in the industry. So they are well performing team. They do well and I think together I think we can bring that up – bring that up in January. . Q Thank you and thank you, Michael. And then [ph] James, one last question if you don’t mind on the 1.25 million horsepower that you have set aside for maintenance that in relation to your 3 million per fleet in maintenance going forward. I know you’ve talked about the existing fleet that might be trending up over time. Does this additional 1.25 million, does it help offset that – does that go down over time now because of this, because you don’t have to be replacing say different pumps or different components. Just – I’m just thinking about over the next couple of years? 13 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

A

Yes. I think you're looking at that correctly. We will most likely use that to offset some of the [indiscernible] maintenance and bring that cost down slightly over the next – over a period of two, three years.

Q

Okay. Thank you.

A

Thanks, Dave.

Operator: And our next question today comes from Scott Gruber and Citigroup. Please go ahead.

Q

Hey gentlemen.

A

Good morning, Scott.

Q

Good morning. Just a couple clean up questions here. Just following Dave's question on Schlumberger's fleet, can you provide some color on where you expect their fleet count to be in 4Q on top of your 10% to 12%?

A

Yeah. We probably should refrain from doing that. We should refrain from doing that.

Q

Okay. And then you offered some color on the sand business. It sounds like you're going to hold on to it. What about the Canadian business? I know it's a small portion of the Schlumberger's fleet, but is that core? Are you intending to maintain an operation in Canada or is potentially a divestiture post growth?

A

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Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 You never know but our current intention absolutely is to maintain that. Look Canada has tremendous assets and tremendous companies. The challenge of Canada has just been takeaway capacity, right. That’s what’s limited how much activity can happen in Canada. They’ve got obviously you see in the news all the time, but there’s some meaningful pipeline development project that will happen. So great assets, great companies and ultimately larger access to market. So the Canada market is modest in size, currently and probably will be in that near-term, but I think there’s good prospects there going forward. .. Q Okay. That was it for me. Thank you. . A Thanks, Scott. . Operator: And our next question today comes from Chris Voie with Wells Fargo. Please go ahead. . Q Thanks. Good morning. . A Good morning. . A Good morning, Chris. . Q So, we talk 00:35:28 on synergies and SG&A a little bit. But I wonder can you give what you think SG&A would kind of settle out at post any obviously deal related kind of extra costs once these all settled and then also maybe describe a kind of transaction cost or restructuring costs you might be incurring on a cash basis over the next couple of quarters? . A So, no, so up 00:35:52 here on the G&A cost is 00:35:54 [indiscernible] Chris, you saw the opinion at the moment on the sort of the external market and just how meaningfully through running right. We’re still sort of probably not too far at the bottom of the COVID-19 pandemic decline. So and again, I think you know really as you can see you can probably see that we’ve been pretty efficient on the G&A side, but as you would know right was to double the size of the company, we’re not adding that significant amount of G&A, right. I mean this is a – we’re not stiffing 15 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 and there is a multiple different types of business lines, et cetera. This is really just a natural extension of where we were in Q1, which is about where we will sort of kind of start next year, you combine the companies, but and then we’ll grow out from this. So we’ve got a lot of efficiencies that we can monitor at that point. On the second question, yeah, we’ve got of order from a less than $50 million with the transaction possibly 00:36:49 related to this deal in cash. . Q Okay, that’s helpful. Thanks. And then this is maybe first six months or more down the line, but just curious, originally you guys were very focused on frac didn’t even want to combine with other operating entities. Now obviously the world is changing, we’ll open up for the deal, this happened, just curious do you think this kind of is the limit of where you would go in terms of product lines or do this kind of set the stage group potentially further growth into other areas or more for you? . A Chris, I mean, the one difference I would have as you say is originally we were very focused on frac . A Chris, the one difference I would have as you say is originally we were very focused on frac, I don’t – that hasn’t changed at all, sand is the biggest supply input to frac, power ends, fluid ends there is a biggest steel, there is a the second largest expenditure to perform frac operations. So pumpdown – the wireline part of the business we’re in it plug and perf, right, that has one and one purpose only and that’s to enable multistage frac of horizontal wells. So I – it’s really just deepening our involvement in capturing a slightly a larger piece of the value chain in frac. So I this is, yeah, this is a continuation of the original vision to be focused on frac. . Q Okay. That’s – Sorry, if I could just tack another one on here. On that point you’re exactly bundling primarily the wireline and plug and perf and everything like that or potentially going to integrated direction similar to what [indiscernible] (00:38:24) has done, are there any plans on that front yet? . A If the [indiscernible] is – whatever works best for the customers. For our – Our goal is to help our customers lower their dollar per boe. You want the best frac company, you want the best wireline company, you want the best technology you can deploy and so our mantra and there is it’s actually no difference. No difference. . Q Okay. Thanks for taking my questions. . 16 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 A You bet, Chris. Thanks. . Operator: And our next question today comes from Chase Mulvehill from Bank of America. Please go ahead. . Chase Mulvehill Q Analyst, BofA Securities, Inc. Hey. Good morning and congrats on a nice deal. I guess, first, I kind of wanted to come back and talk to the efficiencies and think about where Liberty sits today or maybe you want to benchmark it versus kind of 2019, and when you looked at Schlumberger’s fleets and looked at their frac efficiencies maybe you could kind of compare your fleet versus kind of where Schlumberger sat last year. I know in the presentation, you gave some numbers 212 stages per fleet per month for Liberty and you gave a peer average of 141. I don’t know if you could compare Schlumberger to that 141 or compared to yours like are they closer to you or closer to peers, so just kind of some color there would be helpful? . A Well, there’s third-party data on that. I’ll say they’re above the average and below Liberty. So they’re in that gap. And that’s the thing working together on the Libertization. Look, they’re going to have something they’re better at than us and we’re going to adopt those. And we have some things that are better than what they do. So look, the competitive drive to get better will maintain. They – the goal is to lift operations up across all of our fleets. You’ve have it last year, yet if you look at fleet activity today, I think we mentioned this our last earnings call with a smaller level of activity today, you got all of our teams out there. So the performance on current Liberty frac fleet is pretty eye-popping. But for us it’s a look into what we could get to across all of our fleets down the road with our continued efforts. . Q Okay. Right. And then maybe you could just quickly hit on the alliance agreement, I mean you mentioned it obviously in the prepared remarks a little bit. But is there an exclusivity agreement with all the different services that you listed here and then also maybe talk about – you talked about plug and perf or is Schlumberger keeping the dissolvable and things like that or does that come along with it as well? . A No, the manufacture products they stay with Schlumberger. Obviously they get across all their product lines. So, no that stays. What we’re taking on is the service end of that business. And the alliance agreement still has time to flush it out. But really, it’s just trying to say, look, there’s two players in this industry that have just been dominated by technology in a bit pioneers and technology from our existence. So maybe we can do things better together. We can leverage off a number of the work they’ve done in other areas that feeds into frac, basic, digital platforms, downhole reservoir understanding. 17 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 We have leading technologies in the execution of frac and the equipment associated with frac and that lead we think will only grow and they’re going to continue to perform frac operations in the rest of the world. So I think we both companies view it as the thing that makes both of us better in what we do. But yeah, I can’t say any more details right now, but I appreciate the question. We are quite excited about that idea. . Q Okay. One quick easy follow up, so I’ll squeeze this in. Customer mix, could you talk about the customer base and if they’re complimentary or not? . A They are complementary. Again, given the size of both of our businesses in frac, we have relatively little – quite little actually customer overlap. Even though we both sort of bring a tech savvy sell to customers, but it’s a big world out there and look this is only Liberty’s ninth year of business. So quite small over that, much less than you or we would have guessed. . Q Yes, yes. Good to hear. Yes. There would be a lot given the size of the two companies already. Well, thanks Chris. I’ll turn it back over. . A Appreciate it, Chase. Take care. . Operator: And our next question today comes from Stephen Gengaro with Stifel. Please go ahead. . Q Thanks. Good morning. So two things, if you don’t mind the first just to back a little bit to Chase’s question on customer mix. You talked about in the presentation sort of your average top of fleet historically and your relationships with key customers I think has been important to that. As you get bigger and as you get sort of – and you sort of mentioned 20% of the larger market maybe, but as you get to that size, can you continue to achieve that level of efficiency, customer relationships, et cetera, and you think – but you think that is at all dilutive to your fleet profitability. . A It’s a great question, and for sure, that is a challenge. We – I remember very early on, 12 months after we were in operation. We had two pretty awesome frac fleets and we got a lot of complements, people said, look, those are special but you guys can never do that when you get the 10 frac fleets, just you’re not going to be able to pull it off and I agree it is a significant challenge. I would say our greatest business risk is complacency, but we’re not 18 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 complacent human and each frac fleet, it’s like a company in the army, it is service leadership that sets the culture and sets the drive of that fleet. And so one of the things we do at Liberty and people we hire a lot of people bring up within Liberty organization and the people who are hard drivers. They get it culturally, have good communication skill, they become crew leaders and they move on and we form a new company with [indiscernible] 00:44:52 leaders. So it’s not easy. It takes time, it takes effort, we were incredibly thrilled that we made internally last year our 23 fleets that were running at the end of last year that average of them massively outperformed the two fleets we were told we’re like rock star fleet a few years ago. so is it a challenge? Yes. Will it take time? Yes. Are we human and are we going to make the stage? Yes. But that would drive Liberty every day. . Q Great. That’s great color, Chris. Thank you. And then as a follow up, when we think about sort of downhole perforations and now what you’re doing on the wireline side. How do you feel about sort of those technologies and is there anything that you might possibly could add or how are you looking at sort of integrate perforating market and how that sort of impacts Liberty’s efficiency going forward? . A So operationally, we’re going to be more learners there that [indiscernible] 00:45:59 there for their operations, but we’re going to take our same mindset, our same data focus to figure out what are the causes of downtime structures and wireline, how do we address those, whether it’s technology or process or humans, so I think we will work hard on looking at that and see what we can improve it on the technology of perforations itself, [ph] funding enough I mean, that’s something I’ve worked on my entire career Leen and I are VP of Engineering and wrote a paper on perforation and had a diagnose perforation issues probably 20 years ago. It’s still used widely. So we are a long time [ph] perf technology guys. We have just never been in the business. So we look forward to getting into that, but again it’s we’re interested in perforations for how do they impact fracture initiation and how do they impact efficiency frac operation. So I could ramble too long. I appreciate the question. . Q Great. Thanks for your answers. . A Thanks David. . Operator: And our next question today comes from Ian Macpherson with Simmons. Please go ahead. . Q Thanks. Good morning. Congratulations. Good day for Liberty shareholders today for sure We’ve asked a little bit already about the margin differential between OneStim standalone and you guys historically or last year anyway. 19 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 Just unpacking the revenue and EBITDA that you gave us on slide 6 and taken out the 125 day one synergies, there is 5 or 5.5 points of margin delta there. Michael, do you have the number how much of that you would attribute to just the integration of consumables, sand, wire line, things like that that aren’t necessarily subject to a libertization uplift, but structural lower margin revenue that we should compartmentalize and we think about earnings power? . A Yeah. It’s an interesting question. I think this is something that over the next six months we’re going to delve very deeply into and taking the entire [indiscernible] But I think one of the things you go look at here is this has been an interesting industry for the eight years of Liberty has been in business right. We build this company’s standard in a declining market, right. So we build this company sort of with a very, very lean efficient and very focused operation. One of the struggles for some of the larger companies came out of the selective boon growth of the shale side of it. You’ve got since some overhang there. So I really think we sort of [indiscernible] When you look at actual efficiency at this lease and the fact that you’re really a technology-driven company, I think sort of some underlies – just really great underlying operations there. So yes, it’s something obviously we’ll be looking at as we go forward next year once we get to integrating the companies together. I think there is a lot of great potential there. But again, as you know, we were – early on, we got a lot of work to do – and but I don’t think there’s nothing structural right. This is a path being focused in having the right cost [indiscernible] base and the right equipment and the right people focused on the right things. . Q Understand. Thanks, Michael. Can you tell us now where we get it in the proxy? What OneStim’s average working fleet was for last year and we obviously see that you have – you had – you and OneStim had similar EBITDA, but they had about 60% higher revenue and I think getting that number would help answer the question a little bit differently that I just asked? . A Yeah, we’ll have to work through the property state and see where that is with the OneStim team. They were running more fleets than we were. Again, that comes from the dis-regional efficiency, but we have [indiscernible] release that as something that we’ll be discussing as we put proxy together. . Q Understood. Thanks very much. . A No problem. Thanks, Ian. . Operator: And our next question today comes from Waqar Syed with ATB Capital Markets. Please go ahead. 20 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 Q Thanks for taking my call. Again, congrats, Chris and team. Looks like a great deal and the stock reaction certainly reflects that. But my question relates to – my question relates to the competitive – the compatibility of the Liberty fleet in terms of the manufacturer’s design versus that of Schlumberger fleet. How would that kind of – as you put the two fleets together, the inventory situation, all that, how would that change? Will it get better more efficient, less efficient? Any comments on that? . A Waqar, this is Ron. Yeah, fortunately, they thought about fleet design very, very similar to ours. They were big, big customers of CAT and so a large portion of the equipment that we are going to see is a [ph] CAT-CAT combination, and so when you think about it from that standpoint from a warehousing scenario, from a supply chain standpoint a lot of synergies there, a lot of similarities that are going to have us well-aligned going forward. Obviously we use different control systems, they had a proprietary control system different from the one we use, we’ll be looking at the benefits of each of those and thinking about what that’s going to look like going forward but that’s – when you think about differences really the primary difference when we look at the horsepower out there. . Q Okay. And, Michael, my understanding is that the $277 million of EBITDA that Schlumberger generated including $110 million of G&A and some gains, do you know what the clean number was? . A I think the only number that we’re better is the one that – the ones that are prudent are out there. I think and that should go with the opposite direction, there was sort of that a $125 million with G&A and some gains so we’d bring it down to $110 million. But, yeah, that’s a – I think that’s a – that we have some more detail when it comes – when the proxy comes out. But again I think you really – I think for everybody really – the idea is really to [indiscernible] this is a great set of human beings and great of assets are really interested integrated additional platform for us, and I think the question there is why do we think Liberty’s – the Liberty leadership team and the OneStim team are going to do together to outperform. . Q Great. Thank you very much. That’s all I had. Thank you. . A Take care, Waqar. . 21 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

A

Thanks, Waqar.

Operator: And our next question today comes from [indiscernible] (00:52:57) with [indiscernible] Please go ahead.

Q

Hey, guys. Congratulations on the deal.

A

Hey, [indiscernible]

A

Thank you.

Q

So I wanted to – I have few questions on this I have few questions on the synergy. So $125 million that's the run rate that Schlumberger had in 2Q, is that the implication?

A

No.

Q

Okay.

A

No, we just to invest 2019 numbers [indiscernible] (00:53:21). This is just giving you guys about. I mean one of the things we put some of those number [indiscernible] (00:53:27) around sort of like to break out of this business. We will give you just a few numbers around that I think really details on that I would wait until you see the proxy. I think that's probably the right way to look at it.

Q

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Liberty Oilfield Services, Inc. (LBRT) Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Raw Transcript Services, Inc. Call 01-Sep-2020 Number two on the facility. So I believe Liberty on a legacy side has about five facilities. Now we’re talking Schlumberger has 20 owned facilities. Obviously, you’re getting access to now Haynesville and [indiscernible] (00:53:53) in Canada. But like how should we think about pro forma facilities and then like what is a plan like in theory you can actually sell maybe 10 or so facilities and that actually reduces your purchase price, but am I at least thinking about this in a correct way? . A We will have more facilities than that a bit. And again what we’ll do is post-integration, we’ll look at sort of where we overlap I mean there’s a number of basins where [indiscernible] (00:54:23) support those areas. We had some overlap in different – in other basins. But this is not that mean there is a few overlap owned facilities. And we’ll take to look at those, this is something we’ll look at next year. . Q Okay. And maybe last question if I may, if I look at slide 21 where you guys talked about historical combined market share and like . . A Yeah. . Q .29% in 2019. It seems like that would maybe imply around 40/45 fleets Schlumberger was working, but maybe that it sounds too high. So just I don’t know if it is a way you can help I know we have tried to address that question a couple of different ways. . A Regarding the 2019 fleets for the 00:55:08 [indiscernible] . . Q Yes. . A Yeah. I mean, I think that implies, you’re right around 12%, you know on the sand volumes, this is on the sand volumes pumps and you had the zero overview of what’s being pumped last year, so again I do not already specifically talk about any of the 00:55:26 [indiscernible] that really is for – they think to discuss or I think you can back into some numbers that I’ll give you some ideas if you want it to model it. . 23 1-877-FACTSET www.callstreet.com Copyright © 2001-2020 FactSet CallStreet, LLC

Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

Q

Right. That's all from me. Thank you.

A

Yeah.

A

Thanks, Dave.

Unverified Participant

And ladies and gentlemen, this concludes the question-and-answer session. I'd like to turn the conference back over to Chris Wright for any final remarks.

Christopher A. Wright

Chairman & Chief Executive Officer, Liberty Oilfield Services, Inc.

I thank everyone for their time and interest in this deal today during the call. I thank the Liberty family for your efforts to get us where we are and surviving through this and the same thing to the OneStim family, how it's been a rough six months for all of us, but I appreciate everyone's hard work and dedication that we look forward to bringing the whole family together around the end of the year. Thank you, all.

Unverified Participant

And thank you, sir. This concludes today's conference call. We thank you all for attending today's presentation. You may now disconnect your lines and have a wonderful day.

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Liberty Oilfield Services, Inc. (LBRT)
Acquisition of Pressure Pumping Business from Schlumberger by Liberty Oilfield Services, Inc. Call
Raw Transcript
01-Sep-2020

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